EX-10.10

     PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO REGISTRANT'S APPLICATION OBJECTING TO DISCLOSURE AND REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406. THE OMITTED PORTIONS HAVE BEEN MARKED WITH BRACKETS.


                    SANCTION APPLICATION AND AGREEMENT FORM

                  NASCAR BUSCH SERIES. GRAND NATIONAL DIVISION

INSTRUCTIONS:

         (1) All NASCAR Busch Series, Grand National Division Championship Events for which PROMOTER seeks a NASCAR sanction must be listed in a single application form. Please sign the original and forward to NASCAR; upon acceptance and approval by NASCAR, a copy will be returned to the PROMOTER.

         (2) "PROMOTER" means the individual, partnership, corporation, joint venture or other entity that, in connection with the Event (as defined below), is ultimately responsible (financially and otherwise) for the organization and promotion of the Event and the facility at which the event is to be run. If two or more entities are acting together in such capacity, both should be listed as "PROMOTER" and the authorized officer of each should sign this form.

         (3) This form when signed by the PROMOTER is only an application for a NASCAR sanction. NASCAR is under no obligation to accept or approve the application. Upon being accepted and approved in writing by NASCAR, this form becomes an agreement binding on both parties.

         (4) Application for a NASCAR Busch Series, Grand National Division Championship Event must be received at NASCAR no later than ten business days after the PROMOTER receives this form from NASCAR.

                           * * * * * * * * * * * * * *

         The undersigned PROMOTER, designated below, applies to the National Association for Stock Car Auto Racing, Inc. ("NASCAR") for a NASCAR sanction to organize and promote a NASCAR-sanctioned NASCAR Busch Series, Grand National Division Championship Event(s) in accordance with the terms and conditions set forth hereafter, as follows:

                                 EVENT NUMBER 1

        PROMOTER:       Dover Downs International Speedway, Inc.
                        ----------------------------------------

        ADDRESS:        P.O.    Box 843    Dover   DE      19903
                        ----------------------------------------
                            (STREET)       (CITY) (STATE)  (ZIP)

        NAME  OF EVENT: GM GOODWRENCH/DELCO BATTERY "200"
                        ----------------------------------------
        TRACK:          Dover Downs International Speedway
                        ----------------------------------------
        LOCATION:       Dover, DE
                        -----------------------
                             (City & State)

        TRACK LENGTH:   1 Mile, Paved
                        -----------------------

        DATE OF EVENT:  June 1, 1996
                        -----------------------
        POSTPONED DATE: Next Raceable Day
                        -----------------------



        TELEPHONE #:    (302) 674-4600
                        -----------------------
        EVENT DISTANCE: 200 Miles (200 Laps)
                        -----------------------
        STARTING TIME:  1:10 p.m.
                        -----------------------


TIME TRIAL DATE(S) AND HOURS:                PRACTICE DATE(S) AND HOURS:

Fri., May 31 - Per Entry Blank               Fri., May 31 - Per Entry Blank
- ------------------------------               ------------------------------

- ------------------------------               ------------------------------

- ------------------------------               ------------------------------

- ------------------------------               ------------------------------
          REGISTRATION & INSPECTION - Fri., May 31 - Per Entry Blank
- ------------------------------               ------------------------------




MINIMUM PROMOTER'S PURSE
AND POINT FUND TOTAL
(See Exhibit 2):             $[         ]
                             -------------

PAYMENT DATE                 12 Noon on
(See Exhibit 1,  Para. 19):  May 22, 1996
                             -------------


SANCTION REE:                $[         ]
                             -------------
INSURANCE NOTIFICATION DATE
  (See Exhibit 1, Para. 20): May 22, 1996
                             -------------


                    Sanction Application and Agreement Form

                                 EVENT NUMBER 2

        PROMOTER:       Dover Downs International Speedway, Inc.
                        ----------------------------------------

        ADDRESS:        P.O. Box 843       Dover   DE      19903
                        ----------------------------------------
                            (STREET)       (CITY) (STATE)  (ZIP)

        NAME  OF EVENT: MBNA "200"
                        ----------------------------------------
        TRACK:          Dover Downs International Speedway
                        ----------------------------------------
        LOCATION:       Dover, DE
                        -----------------------
                             (City & State)

        TRACK LENGTH:   1 Mile, Paved
                        -----------------------

        DATE OF EVENT:  September 14, 1996
                        -----------------------
        POSTPONED DATE: Next Raceable Day
                        -----------------------



        TELEPHONE #:    (302) 674-4600
                        -----------------------
        EVENT DISTANCE: 200 Laps (200 Miles)
                        -----------------------
        STARTING TIME:  1:10 p.m.
                        -----------------------


TIME TRIAL DATE(S) AND HOURS:              PRACTICE DATE(S) AND HOURS:

Fri., September 13 - Per Entry Blank       Fri., September 13 - Per Entry Blank
- ------------------------------------       ------------------------------------

- ------------------------------------       ------------------------------------

- ------------------------------------       ------------------------------------

- ------------------------------------       ------------------------------------

         REGISTRATION & INSPECTION - Fri., September 13 - Per Entry Blank
- ------------------------------------       ------------------------------------




MINIMUM PROMOTER'S PURSE
AND POINT FUND TOTAL
(See Exhibit 2a):            $[         ]
                             -----------------

PAYMENT DATE                 12 Noon on
(See Exhibit 1,  Para. 19):  September 4, 1996
                             -----------------


SANCTION REE:                $[        ]
                             -----------------

INSURANCE NOTIFICATION DATE
  (See Exhibit 1, Para. 20): September 4, 1996
                             -----------------



                    Sanction Application and Agreement Form

         Upon written acceptance and approval of the above application, in consideration for the mutual promises set forth herein, NASCAR and the PROMOTER agree as follows:

         (1) NASCAR hereby grants its sanction to PROMOTER for the Event(s) listed, and NASCAR agrees to conduct the Event(s), through its officers and designated officials, in accordance with the NASCAR Busch Series, Grand National Division Rule Book, as it may be amended from time to time, any special rules that may be published by NASCAR specifically for the Event(s), and this agreement. Interpretation and application of the NASCAR Busch Series, Grand National Division Rule Book, as it may be amended from time to time, and any special rules that may be published by NASCAR specifically for the Event(s), are committed to NASCAR's sole discretion, and are final and unreviewable except as provided in the NASCAR Busch Series, Grand National Division Rule Book.

         (2) Exhibits 1, 2 and 2a, attached hereto, are incorporated herein and made a part of this agreement.

         (3) NASCAR will retain for its own account all inspection fees.

         (4) Additional Provisions:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

        Submitted this _______________ day of ________________, 19____________.


- --------------------------------------------------------------------------------
                                   (Promoter)

By:       /s/ Denis McGlynn                              President
   ---------------------------------       ------------------------------------
       (an authorized officer)                            (title)


Witnessed By:       xxxxxxxx                            Gen. Manager
             -----------------------       ------------------------------------
                                                          (title)

Accepted and Approved this   8th,     day of         January          , 1996.
                          -----------        -------------------------    ---

National Association for Stock Car Auto Racing, Inc.


By:       /s/ Michael G. Heltin                Vice President of Competition
   ---------------------------------       ------------------------------------
       (an authorized officer)                            (title)

Witnessed By:    /s/ Dawn K. Brown                   Admin. Assistant
             -----------------------       ------------------------------------
                                                          (title)

                    Sanction Application and Agreement Form

                                    EXHIBIT 1
                   To Sanction Application and Agreement Form

NASCAR and PROMOTER agree as follows:

                                  DEFINITIONS

         (1) "Event" means the Event(s) designated in the Sanction Application and Agreement Form, as well as all periods for registration, inspections, time trials, practice runs, post-race inspections and postponed dates related thereto. Whenever the word "Event appears in the singular, it shall apply to all Events designated on the Sanction Application and Agreement Form, unless the context requires otherwise. All provisions in the Sanction Application and Agreement Form and in Exhibits 1, 2 and 2a apply to the Event(s) designated in the Sanction Application and Agreement Form, unless the context requires otherwise.

         (2) "Additional Award" as used herein includes any monetary or non-monetary award by, or contracted through, the PROMOTER, for distribution based upon the Event(s), other than (a) purse, (b) point fund, (c) Winner's Circle and Plan awards, (d) television income and (e) the entry award for the current NASCAR Busch Series, Grand National Division Champion. PROMOTER understands and acknowledges that the above-listed awards may or may not be applicable to or available in connection with the Event, and that NASCAR makes no representation as to the availability or amounts of such awards.

         (3) "Television Income", as used herein, means all monies and things of value received by PROMOTER as a result of and in connection with any television contract(s), including but not limited to payments received from networks, stations, packages, brokers, advertisers, advertising agencies, and the like. In computing all monies and things of value received, it is intended that the gross amount set forth in all television contract(s) as payable by the other contracting entity or entities shall be included and that any applicable commissions, fees or expenses paid to or deducted by sales agents, consultants and other parties shall not be deducted therefrom.

         (4) "Television Contract", as used herein, means any contract, agreement or understanding, whether oral or written, entered into between PROMOTER and any other entity or entities, whether or not they are broadcasters, for the sale, assignment or other transferral of the rights of PROMOTER in the live or delayed televised broadcast of, rebroadcast of, tape or film production of, and/or any other use of, the Event, whether by cable TV, pay TV, theater TV, video tape cassettes, and/or satellite transmissions, worldwide.

                         PROMOTER'S GENERAL OBLIGATIONS

         (5) PROMOTER warrants to NASCAR that in connection with the Event it has sole control of the racetrack, the premises upon which the racetrack is located and surrounding same, and all facilities thereon, that it has obtained all necessary licenses, permits or other approvals required, and that it has full authority to conduct the Event at the racetrack pursuant to the terms of this agreement. PROMOTER further warrants that it will comply with all local, state and federal laws and regulations in connection with the organization and promotion of the Event. PROMOTER, at its expense, will make all appropriate filings of forms or other documents as required by federal, state or local laws.

         (6) PROMOTER at its expense assumes sole responsibility for furnishing the racetrack, the premises upon which the racetrack is located and surrounding same, and all facilities thereon in good repair, ready for use by competitors and officials. PROMOTER is solely responsible and liable for the safety of such competitors and officials while on, entering or leaving such racetrack, premises and facilities. PROMOTER warrants that the racetrack, premises and facilities are and will remain in a condition suitable for the conduct of the Event, and that the racing surface of the track will not be altered, resurfaced or otherwise substantially changed during the term of this Agreement without the express written consent of NASCAR. PROMOTER will provide NASCAR or its designated representative full access to the racetrack, premises and facilities as requested by NASCAR during the term of this Agreement.

         (7) If NASCAR in its sole discretion determines that the racetrack, the premises or any facilities are in unsatisfactory condition, PROMOTER agrees to repair or resurface the racetrack and to repair the premises or facilities, at PROMOTER's expense and to the satisfaction of NASCAR prior to any NASCAR-sanctioned Event. If NASCAR in its sole discretion determines that it is necessary to resurface the racetrack, such resurfacing shall be completed by PROMOTER with adequate time prior to the Event to allow for tire and private car testing. If NASCAR in its sole discretion determines that there is insufficient time to place the racetrack in a condition suitable for the conduct of the Event, NASCAR in its sole discretion may postpone or cancel the Event.

         (8) PROMOTER at its expense will furnish adequate facilities, personnel, equipment and services for accommodating and controlling the public during the Event. PROMOTER is solely responsible and liable for the safety of the public during the Event. PROMOTER is solely responsible for the condition, actions and operations of such facilities, personnel, equipment and services before, during and after the Event.

         (9) PROMOTER at its expense will furnish adequate facilities, support personnel, equipment, and related security, for use by NASCAR in the performance of NASCAR's duties, as they may be requested by NASCAR from time to time, including but not limited to facilities for office administration, registration, timing, scoring, car inspection, race direction, officiating and prize money distribution. Without in any way limiting the foregoing, PROMOTER at its expense will:

         a. provide one or more television monitors, in locations to be specified by NASCAR, with all related equipment necessary for such monitors to be connected to video and audio equipment used by the television producer under contract for the Event, in order to provide to NASCAR Officials live video on such monitors and the ability to switch instantaneously its view on the monitors among the different camera locations used by the television producer, at all times during the Event when all or a portion of the Event is being videotaped, broadcast, monitored and/or recorded;

         b. provide NASCAR with two (2) pace vehicles, each with the NASCAR logo (as set forth under paragraph 21 below) displayed on the side in a manner and size which is visible to all persons on the racetrack, in the viewing area and in all locations where NASCAR Officials are visually monitoring the Event;

         c. provide NASCAR prior to the Event with a list of the track radio frequencies to be used for the Event, including but not limited frequencies to be used for maintenance, police and security personnel;

         d. cooperate with NASCAR in pre-race and victory lane ceremonies, awards presentations and photographs;

         e. have readily available quantities of oil dry acceptable to NASCAR when the track opens for practice and at all other times during the Event, and adequate personnel to spread the oil dry at NASCAR's direction;

         f. certify and recertify the scales as requested by NASCAR upon arrival for the first day of inspection and at all other times during the Event, and provide written certifications to the NASCAR Busch Series, Grand National Division Director as to the results of the certifications;

         g. provide personnel to secure the entry into the pits and garage areas during competition periods;

         h. provide personnel to secure the garage area on a continuous, 24-hour/day basis beginning the first day the track is open for inspection and ending when released by NASCAR Busch Series, Grand National Division Director;

         i. deliver to the garage area before the morning of raceday twice the number of chairs as cars starting in the race for use by drivers and crew chiefs at pre-race meeting;

         j. line and number each pit with appropriate paint, line and paint traffic lanes in the garage and garage area when and where needed, and repaint all start/finish, scoring, third turn and re-entry cutoff lines;

         k. place portable toilets along pit road and in the qarage area as directed by NASCAR;

         l. coordinate with NASCAR all tours of the garage areas, including the times, number of participants and other arrangements;

         m. provide adequate electricity (including without limitation 220 volts 50 amps service with female range outlet for the NASCAR trailer), air conditioning, heat, telephone (including a track phone extension) and water facilities as requested by NASCAR;

         n. coordinate with NASCAR to ensure that it has a minimum of ten (10) minutes immediately before, during or after driver introductions for NASCAR awards presentations;

         o. coordinate with NASCAR to ensure that it has a reasonable period of time immediately following the Event for victory lane ceremonies, awards presentations and sponsor recognitions;

         p. provide a control tower of adequate size with electricity, air conditioning, heat, telephone (including a track phone extension), chairs with cushions, a television monitor (as set forth above), water facilities and other utilities, supplies and equipment as requested by NASCAR;

         q. provide a registration facility of adequate size outside the track and in the garage area, with electricity, air conditioning, heat, telephone (including a track phone extension), chairs with cushions, water facilities and other utilities, supplies and equipment as requested by NASCAR;

         r. provide adequate trash receptacles in the garage and pit area and coordinate with the NASCAR Busch Series, Grand National Division Director the times for trash pick up by track personnel;

         s. provide adequate personnel to sweep and clean-up the garage and pit areas on a daily basis;

         t. provide adequate parking areas for all competitors (including car owners, drivers and crew members) and NASCAR Officials adjacent to or near garage area;

              Exhibit 1 to Sanction Application and Agreement Form
                                   Page 2 of 7

         u. provide NASCAR with a track suite, including the customary number of admission tickets for admission to said suite, and 100 grandstand general admission tickets, such tickets to be delivered to NASCAR no later than thirty (30) days prior to the Event.

         (10) PROMOTER at its expense will provide adequate facilities, personnel, equipment and services for, and assumes sole responsibility to provide, fire protection equipment and on-site medical services for competitors, officials, the public and others, including without limitation cleanup crews, towing and flatbed wreckers. PROMOTER at its expense will make advance arrangements with local hospitals and physicians for the prompt and efficient treatment of any and all injuries occurring during the Event.

         (11) PROMOTER at its expense will furnish adequate security personnel (in addition to the requirements of paragraph 9) in the pit and garage area, and will limit access to such areas before, during and after the Event to authorized individuals and equipment. PROMOTER is solely responsible and liable for the actions of security personnel.

         (12) PROMOTER at its expense assumes and will perform all business responsibilities in connection with the Event (except as otherwise provided by this Agreement), including but not limited to business organization, promotional activities, management, general business affairs, ticket sales, track operation and press accommodations. NASCAR does not warrant, either expressly or by implication, nor is it responsible for, the financial or other success of the Event or the number or identity of vehicles or competitors participating in the Event.

         (13) PROMOTER will not schedule or permit any private race car practice or test runs for the seven days immediately preceding the first day of official practice for the Event without prior written approval by NASCAR. PROMOTER will not schedule any ancillary events or activities on the same day as registration or inspection, or on any days during the Event, without prior written approval by NASCAR. The ancillary events or activities covered by this paragraph include without limitation other motorsports events, thrill shows, live performances and/or helicopter rides. PROMOTER further agrees to notify NASCAR of any private race car testing and/or practice done at the racetrack pursuant to and in accordance with the 1996 NASCAR Busch Series, Grand National Division Private Race Car Testing Policy.

                              OFFICIAL ENTRY BLANK

         (14) An Official Entry Blank for the Event will be composed, printed, published and distributed by NASCAR, and will constitute the sole official statement as to the date, place, schedule and length of the Event, eligibility requirements for competitors, and monetary and non-monetary awards.

         (15) PROMOTER will notify NASCAR prior to contracting for any Additional Award. NASCAR may reject a proposed Additional Award in its entirety, require different terms for the proposed Additional Award, or require a reallocation of the distribution of such an award among competitors, if in NASCAR's sole judgement the proposed award will not advance the nature of the competition, will have an adverse impact on the Event, or will be detrimental to the sport of automobile racing, NASCAR, any sponsors of the Event, or any sponsors of the NASCAR Busch Series, Grand National Division. NASCAR's determination in that regard will be binding on PROMOTER. PROMOTER assumes full responsibility for, and will indemnify NASCAR against, any liability or costs incurred as a result of NASCAR's determination with respect to any proposed award arranged by or through PROMOTER. All Additional Awards are subject to independent verification by NASCAR.

         (16) PROMOTER will submit to NASCAR, no later than sixty (60) calendar days before the date of the Event, a list of any and all proposed Additional Awards (as defined above) for the Event not previously included in Exhibit 2 and
Exhibit 2a of this Agreement. If either PROMOTER or NASCAR contracts for Additional Awards after publication of the Official Entry Blank, NASCAR in its sole discretion may publish and distribute a supplement to the Official Entry Blank posting the Additional Awards.

         (17) PROMOTER will not publish an official or unofficial entry blank or supplement, or any other form setting forth monetary or non-monetary awards, without prior written approval from NASCAR. PROMOTER will not advertise or otherwise disseminate any information as to monetary or non-monetary awards for the Event other than those specified in the Official Entry Blank or NASCAR-approved supplement.

         (18) NASCAR will use its best efforts to consult with the PROMOTER regarding postponement of an Event, but the decision to postpone an Event and the selection of the postponed date will be made by NASCAR in its sole

              Exhibit 1 to Sanction Application and Agreement Form
                                  Page 3 of 7
discretion and will be binding on NASCAR. Publication by Promoter of a postponement and/or postponed date that has not been approved by NASCAR is not binding upon NASCAR.

                 PROMOTER'S FINANCIAL AND INSURANCE OBLIGATIONS

         (19) PROMOTER will pay to NASCAR at Daytona Beach, Florida, not later than the Payment Date set forth in the Sanction Application and Agreement Form, by wire transfer of funds, an amount equal to the sum of the PROMOTER's Purse and Point Fund and the Sanction Fee, plus any other monies due NASCAR for the Event pursuant to this agreement, unless otherwise directed by NASCAR in writing. Time is of the essence. If said monies and fees are not paid to NASCAR in the manner and by the Payment Date, NASCAR at its option may (a) cancel and rescind this Agreement, or (b) enforce collection of said monies and fees by suit or action, in which case PROMOTER will pay all costs incurred by NASCAR in connection therewith, including reasonable attorney's fees.

         (20) PROMOTER at its expense will obtain and maintain public liability insurance for the Event that is acceptable to NASCAR, with a minimum combined single limit of $10,000,000.00 per occurrence, for (i) spectator injury and property damage and (ii) PROMOTER's legal, pit, track and product liability. In the event that PROMOTER cannot obtain such insurance with $10,000,000.00 per occurrence limits, PROMOTER shall obtain and maintain such insurance at the highest available per occurrence limit, but in no event shell PROMOTER obtain such insurance with a per occurrence limit (for all categories of liability specified above) less then $5,000,000.00. PROMOTER will deliver to NASCAR at Daytona Beach, Florida no later than the Notification Date set forth in the Sanction Application and Agreement Form, a certified true copy of all public liability insurance policies in force for the Event, regardless of the total amount of coverage. In all such policies and in all other public liability policies obtained and maintained by the PROMOTER or PROMOTER'S parent, the following will be named as insured or additional insured: National Association for Stock Car Auto Racing, Inc., its shareholders, directors, officers, employees, agents, officials, and members; all drivers, car owners, car sponsors, mechanics, and all sponsors for the Event or the series of which the Event is a part. All policies shall also contein a cross liability endorsement acceptable to NASCAR. If PROMOTER fails to deliver such policies to NASCAR by the date provided, or if PROMOTER fails to maintain such policies with the required minimum coverage throughout the Event, NASCAR may cancel and rescind this Agreement immediately and without notice to the PROMOTER. If the policy or policies are not acceptable to NASCAR, then NASCAR may obtain the required insurance from an acceptable insurance company, with acceptable terms, at the PROMOTER's expense.

                     ADVERTISING AND USE OF REGISTERED MARK

         (21) Each party authorizes the use of its name and registered mark by the other for the publicizing, promoting or advertising the Event. The NASCAR name and registered mark will only be used as follows:



                                 [NASCAR logo]



         The symbol(R) will appear as indicated with the NASCAR logo. In all advertising and promotion relating to the Event, including, but not limited to news releases, advertisements and brochures, PROMOTER will display the registered trademark and the phrase "NASCAR-sanctioned NASCAR Busch Series, Grand National Division Championship Event".

         (22) To the extent that any and all Car Owners and Drivers, either collectively or individually and pursuant to the NASCAR Official Entry Blank executed by them, releese to NASCAR rights to their name(s), picture(s), likeness(es) or performance(s), NASCAR hereby assigns to PROMOTER the non-exclusive use of each and every Car Owner's and Driver's name(s), picture(s), likeness(es) or performance(s) for the purpose of publicizing, promoting or advertising the Event.

         (23) PROMOTER will make no misrepresentations of fact in connection with publicizing, promoting or advertising the Event. If such a misrepresentation is made (a) the PROMOTER promptly will correct the misrepresentation through a subsequent PROMOTER publication, (b) NASCAR may correct the misrepresentation itself through NASCAR publication ot PROMOTER's expense and/or (c) NASCAR may cancel and rescind this Agreement.

         (24) PROMOTER acknowledges that the Event is part of the NASCAR Busch Series, Grand National Division. PROMOTER will cooperate fully with NASCAR, with the series sponsor(s), and with any other company that has

              Exhibit 1 to Senction Applicetion and Agreement Form
                                  Page 4 of 7
contracted with NASCAR to sponsor awards or programs (including without limitation the Busch Beer Pole Award or the Rookie-of-the-Year Award) that are based in whole or in part on a competitor's performance in the Event or over a number of NASCAR Busch Series, Grand National Division events, in connection with those sponsors' activities, if any, during the Event. PROMOTER will take no action that, in NASCAR's sole judgement, will jeopardize the maintenance or continuation of such sponsorships.

         (25) PROMOTER acknowledges that the sale or use, for advertising purposes, of space at the racetrack, the premises upon which the racetrack is located and surrounding same, the facilities thereon, or in any publications distributed in connection with the Event, is an action that could have an impact upon the existing sponsorships described in paragraph 24 above. Such sale to or use by competitors of such sponsors shall be subject to prior written approval by NASCAR, which NASCAR may provide or withhold in its sole discretion.

         (26) NASCAR reserves the right to approve or disapprove any advertising, sponsorship or similar agreement in connection with any Event.

         (27) PROMOTER will use the NASCAR NATIONAL PROGRAM PACKAGE, if provided by NASCAR.

                         TELEVISION AND SIMILAR RIGHTS

         (28) PROMOTER will pay to NASCAR at Daytona Beach, Florida not later than the Payment Date set forth in the Sanction Application and Agreement Form, or within twenty-four (24) hours of the consummation or execution of the television contract (whichever occurs later), by wire transfer, ten percent (10%) of all television income received or contracted to be received (whichever is greater) by the PROMOTER in connection with the Event.

         (29) In addition to the sum to be paid in accordance with paragraph 28, PROMOTER will pay into the NASCAR event purse trust account, not later than the Payment Date set forth in the Sanction Application and Agreement Form, or within twenty-four (24) hours of the consummation or execution of the television contract (whichever occurs later), by wire transfer, twenty-five percent (25%) of all television income received or contracted to be received (whichever is greater) by the PROMOTER in connection with the Event.

         (30) PROMOTER will maintain for a period of six years from the date of the Event (1) true and complete copies of any written television contract, any document evidencing such contract, and any document relating to such contract, and (2) accurate and complete records of all receipts and disbursements of television income received in connection with the Event. PROMOTER will permit NASCAR or its authorized agent at all reasonable times to request, receive, inspect and audit any or all such records and documents, wherever they may be located or any mutually agreeable location. PROMOTER will forward to NASCAR upon its execution true and complete copies of any written television contract.

         (31) PROMOTER will require, in any new or renewed television contract, the following language (or language having the same legal and practical effect):

         "The parties hereto agree to defer to the requests of NASCAR or its authorized agent in the placement and use of television cameras, crews, supporting equipment and personnel, and in the establishment of the starting time, for the Event."

         "Parties hereto agree to permit NASCAR or its authorized agent at all reasonable times, to request, and receive, true and complete copies of any written television contract, any document evidencing such contract, and any document relating to such contract."

         (32) PROMOTER, at no expense to NASCAR, will provide NASCAR in any new or renewed television contract, for NASCAR's exclusive use, two (2) thirty-second (30) commercial advertising segments, not to be resold by NASCAR.

         (33) If the television contract, after its publication in any form, becomes or is found to be unenforceable or is not performed by one or all parties thereto for any reason other than those mentioned in paragraph 34 below, the PROMOTER will perform its obligations as set forth herein as if the television contract were fully enforceable and in fact fully performed.

         (34) If the Event or the performance of the television contract is prevented or postponed due to an act of God, force majeure, inevitable accident, strike or other labor dispute, fire, riot or civil commotion, government action or

              Exhibit 1 to Sanction Application and Agreement Form
                                   Page 5 of 7
decree, inclement weather, failure of technical facilities beyond the control of the broadcaster, the recapture of any time period scheduled for the live broadcast of the Event for an event of national importance or emergency, or for any similar reason beyond the control of the parties to this Agreement or to the television contract the PROMOTER will perform its obligations as set forth herein, except that the monies due under paragraphs 28 and 29 shall be the respective percentages of television income actually received. If any monies in excess of those due under this paragraph have been paid before the prevention or postponement of the Event as set forth in this paragraph, NASCAR will refund the excess to the PROMOTER within thirty (30) days of the prevention or the delayed staging of the Event.

         (35) NASCAR is granted the rights to use Event audio, video, information and other digital data for purposes of news related distribution via the Internet or other private and public online services authorized by NASCAR.

                               GENERAL PROVISIONS

         (36) The Event will be conducted in accordance with the NASCAR Busch Series, Grand National Division Rule Book, as it may be amended from time to time, any special rules that may be published by NASCAR specifically for the Event, and this Agreement. NASCAR may cancel or rescind this Agreement if NASCAR determines in its sole discretion that PROMOTER has failed to abide by the provisions of this Agreement, the NASCAR Busch Series, Grand National Division Rule Book, amendments thereto, or any special rules as set forth herein. Notice to PROMOTER is effective as set forth in paragraph 44.

         (37) PROMOTER's rights and obligations under this Agreement, and the sanction given pursuant to it, are not transferable or assignable.

         (38) This Agreement and the sanction granted herein relate solely to the Event(s) and the date or dates set forth on the Sanction Application and Agreement Form. Nothing in this Agreement, or in the course of dealing between the parties, will be construed to require the PROMOTER or NASCAR to enter into a sanction agreement or to issue a sanction for this or any other Event in the future.

         (39) Nothing in this Agreement will be construed to place NASCAR in the relationship of a partner or joint venturer with the PROMOTER. The PROMOTER will not, and has no power to, obligate or bind NASCAR in any manner other than as provided expressly in this Agreement.

         (40) If an Event is postponed or cancelled for any reason (other than a strike, war, declaration of a state of national emergency, act of God or the public enemy, or any other cause beyond the control of the PROMOTER) without either (1) the prior written approval of NASCAR, or (2) during the Event, the prior oral approval of the NASCAR Official in charge of the Event, or if NASCAR cancels and rescinds this Agreement pursuant to paragraphs 19, 20, 23 or 36, NASCAR may elect to retain all or any part of the PROMOTER's Purse and Point Fund, and other fees and monies received by NASCAR pursuant to this Agreement, and to utilize the same to reimburse, in whole or in part, NASCAR as well as the drivers and car owners, and each of them, in connection with the Event, which include but are not limited to salaries, transportation, lodging, and payments to the pit crew. NASCAR's determination as to what is or is not a proper expense or as to the manner or the amount of disbursement or as to whom disbursement is made in this regard is binding on the PROMOTER, as well as on all drivers and car owners entered in the Event. Nothing in this paragraph or in paragraphs 19, 20, 23 or 36 shall be construed to limit or otherwise affect any right of action by NASCAR for damages, or any other available remedy, for breach of this Agreement.

         (41) NASCAR may modify, alter, change or replace the name of the series of which the Event is a part, at any time. In that event, PROMOTER shall use the new name in all communications, advertising, marketing and promotion relating to the Event.

         (42) In the event of litigation arising out of the enforcement of this Agreement, its terms and conditions, attorney's fees and costs shall be awarded to the prevailing party.

         (43) PROMOTER shall indemnify and hold NASCAR harmless from any and all claims, allegations, demands, obligations, suits, actions, causes of action, proceedings, rights, damages, and costs of any nature arising out of the Event, unless such claim, allegation, demand, obligation, suit, action, cause of action, proceeding, right, damage or cost arises solely out of the act or omission of NASCAR. With respect to any matter falling within the scope of the PROMOTER's obligation to defend and hold NASCAR harmless, NASCAR shall be entitled to select counsel to represent it in such matter at PROMOTER's expense, and that counsel's duties and obligations in all respects shall be to NASCAR.

              Exhibit 1 to Sanction Application and Agreement Form
                                   Page 6 of 7

         (44) Unless otherwise permitted herein, notice required by the Agreement shall be given by overnight mail or by registered mail, postage prepaid, addressed as follows:

        TO NASCAR:      National Association for Stock Car Auto Racing, Inc.
                        P.O. Box 2875
                        Daytona Beach, Florida 32120-2875

        TO PROMOTER:    The Address set forth immediately below the name of
                        the PROMOTER first listed in the Sanction Application and Agreement Form.

         (45) This agreement shall be construed according to the laws of Florida and may not be amended except in writing and signed by both parties. Venue shall lie solely in Volusia County, Florida, and all parties hereto consent to service of process by, and the personal and subject matter jurisdiction of, the courts in and for Volusia County, Florida.

         (46) The Sanction Application and Agreement Form, including Exhibits 1, 2 and 2a thereto, constitutes the entire agreement between NASCAR and the PROMOTER. All previous communications and negotiations between NASCAR and the PROMOTER, whether oral or written, not contained herein are hereby withdrawn and annulled.

                                End of Exhibit 1
                                   *********


              Exhibit 1 to Sanction Application and Agreement Form

                                    EXHIBIT 2

               TO SANCTION APPLICATION AND AGREEMENT FORM FOR THE

                        GM GOODWRENCH/DELCO BATTERY "200"



NASCAR and PROMOTER agree as follows:
     RACING PURSE ...............................................   $[        ]
     NASCAR POINT FUND ..........................................    [        ]
     NASCAR BUSCH SERIES, GRAND NATIONAL DIVISION CHAMPION ......    [        ]
     NASCAR BUSCH SERIES, GRAND NATIONAL DIVISION PLAN ..........    [        ]
     WINNERS' CIRCLE AWARDS .....................................    [        ]
     TELEVISION AWARDS ..........................................    [        ]
                                                                    -----------
     MINIMUM PROMOTER'S PURSE AND POINT FUND ....................   $[        ]
     NASCAR TELEVISION FEE ......................................    [        ]
                                                                    -----------
     TOTAL ......................................................   $[        ]

                                   EXHIBIT 2a

               TO SANCTION APPLICATION AND AGREEMENT FORM FOR THE

                                   MBNA "200"






NASCAR and PROMOTER agree as follows:
     RACING PURSE ...............................................   $[        ]
     NASCAR POINT FUND ..........................................    [        ]
     NASCAR BUSCH SERIES, GRAND NATIONAL DIVISION CHAMPION ......    [        ]
     NASCAR BUSCH SERIES, GRAND NATIONAL DIVISION PLAN ..........    [        ]
     WINNERS' CIRCLE AWARDS .....................................    [        ]
     TELEVISION AWARDS ..........................................    [        ]
                                                                    -----------
     MINIMUM PROMOTER'S PURSE AND POINT FUND ....................   $[        ]
     NASCAR TELEVISION FEE ......................................    [        ]
                                                                    -----------
     TOTAL ......................................................   $[        ]